UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________________
FORM 8-K
______________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 28, 2024
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FEDERAL HOME LOAN BANK OF INDIANAPOLIS
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
 ______________________________

Federally Chartered Corporation of the	000-51404	35-6001443
United States
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
8250 Woodfield Crossing Blvd.
Indianapolis IN 46240
(Address of Principal Executive Offices, including Zip Code)
(317) 465-0200
(Registrant's Telephone Number, Including Area Code)
Not Applicable
(Former name or former address, if changed since last report.)
 ___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 and Item 5.07.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Submission of Matters to a Vote of Security Holders

On October 28, 2024, the Federal Home Loan Bank of Indianapolis ("Bank") certified the results of the election of three independent directors and two Indiana member directors to the Bank's Board of Directors ("Board"), each with terms beginning January 1, 2025, and ending on December 31, 2028. Each of the elected directors' Board Committee assignments will be determined at a meeting of the Board of Directors and shall be disclosed on an amendment to this filing on Form 8-K/A.

Pursuant to the terms of the Federal Home Loan Bank Act and Federal Housing Finance Agency ("Agency") regulations, the members of the Bank elect member directors from their state to the Board from a slate of nominees who must be a director or officer of a member located in that particular state. The nominations are made by the member institutions, not by management of the Bank. Director elections are held by direct ballot and not by proxy or at a shareholder meeting. All of the elected nominees must certify that they are eligible to serve as a director in accordance with the regulations of the Agency by completing an Agency-prescribed eligibility certification form.

Independent Director District-Wide Election

By regulation, all individuals proposed for nomination by the Board for independent directorships after consultation with the Bank's Affordable Housing Advisory Council, must be reviewed by the Agency. This review was conducted by the Agency before the slate selected by the Board was submitted to the members for voting. Any independent director or nominee for an independent directorship must have experience in, or knowledge of, one or more of the following areas: auditing and accounting; derivatives; financial management; organizational management; project development; risk management practices; and the law. A public interest director must have more than four years' experience representing consumer or community interests in banking services, credit needs, housing, or consumer financial protections.

There were three district-wide independent director seats open.

Kathryn M. Dominguez was elected as an independent director, with 2,932,040 shares voted in her favor. Ms. Dominguez is Professor Public Policy and Economics at the University of Michigan.

Charlotte C. Henry was elected as an independent director, with 2,742,874 shares voted in her favor. Ms. Henry is an Informational Technology Professional in Detroit, Michigan.

Todd E. Sears was elected as a public interest independent director, with 3,018,475 shares voted in his favor. Mr. Sears is Vice President of Development for Cohen Esrey in Indianapolis, Indiana.

Indiana Member Director Election

Two Indiana member director seats were open.

Mr. Dan L. Moore was elected, with 1,878,430 shares voted in his favor. Mr. Moore is the executive chairman of Home Bank.

Mr. Jamie R. Shinabarger was elected, with 1,797,230 shares voted in his favor. Mr. Shinabarger is the chief executive officer of Springs Valley Bank & Trust Company.

The member director candidate not elected was Mr. Clifford M. Clarke, with 1,120,140 shares voted in his favor. Mr. Clarke is the vice chair of the board of directors of Three Rivers Federal Credit Union.

The terms of two Indiana member directors, Karen Gregerson and Clifford Clarke, expire on December 31, 2024. The Board and Bank management express their sincere appreciation to Ms. Gregerson for her service as a director of the Bank since 2013, and to Mr. Clarke for his service as a director of the Bank since 2021.

Michigan Member Director Election

There were no Michigan member director seats open.

Additional Information

Exhibit 99.1 (Letter to Members - Election Results) includes additional information on the election results including on the total number of Bank members eligible to vote by state and the total number of Bank members that cast votes. This information is incorporated into this report by reference.

Directors’ Compensation and Expense Reimbursement Policy

The newly elected directors will be paid director fees in accordance with the Bank's 2025 Directors’ Compensation and Expense Reimbursement Policy ("The Policy"), which will be determined at a meeting of the Board of Directors. The Policy shall be disclosed on an amendment to this filing on Form 8-K/A.

The Bank is a cooperative, and most of the Bank’s business is conducted with its members. In the normal course of business, the Bank extends credit to members, including to the institutions of directors-elect Moore and Shinabarger, whose officers or directors may serve as member directors of the Bank on market terms that are no more favorable to them than the terms of comparable transactions with other members who are not considered related persons. For further information, see "Item 13. Certain Relationships and Related Transactions, and Director Independence Related Persons and Related Transactions" commencing on page 179 of the Bank’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the Securities and Exchange Commission on March 12, 2024. Furthermore, the Bank has not engaged in any transactions with any of the elected independent directors or members of their immediate families that would require disclosure under applicable rules and regulations.

Item 9.01. Financial Statements and Exhibits

A copy of the letter to shareholders announcing the results of the member director elections, which will be emailed on October 29, 2024, is attached as Exhibit 99.1 and incorporated by reference in this report. A copy of the Bank's news release dated October 29, 2024, is attached as Exhibit 99.2 to this report.

Exhibit Number	Description

99.1	Letter to Members - Election Results
99.2	News Release - 2024 Election Results
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2024

FEDERAL HOME LOAN BANK OF INDIANAPOLIS

By:	/s/CINDY L. KONICH
Cindy L. Konich
President - Chief Executive Officer